UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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FIRST PLACE FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Reg. (S) 240.14a-101.

SEC 1913 (3-99)

September 28, 2004

Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of First Place Financial Corp. (“First Place”), which will be held on Thursday, October 28, 2004, at 10:00 a.m., Eastern Time, at the Avalon Inn, 9519 East Market Street, Warren, Ohio.

The attached Notice of the Annual Meeting and the proxy statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of First Place, as well as a representative of Crowe Chizek and Company LLC, First Place’s independent auditors, will be present at the Annual Meeting to respond to any questions that shareholders may have regarding the business to be transacted. In addition, the Annual Meeting will include management’s report on First Place’s financial performance for the fiscal year ended June 30, 2004.

The board of directors of First Place has determined that the matters to be considered at the Annual Meeting are in the best interests of First Place and its shareholders, and the board unanimously recommends that you vote “FOR” the nominees as directors specified under Proposal 1, “FOR” approval of the First Place Financial Corp. 2004 Incentive Plan as specified under Proposal 2, and “FOR” the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of First Place for the fiscal year ending June 30, 2005 as specified under Proposal 3.

Your vote is very important. Whether or not you expect to attend the Annual Meeting, please read the enclosed proxy statement and then complete, sign and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented. Your cooperation is appreciated since a majority of the common stock entitled to vote must be represented, either in person or by proxy, at the Annual Meeting to constitute a quorum for the conduct of business.

This Annual Meeting will be the first annual meeting to include the former shareholders of Franklin Bancorp, Inc. that have joined us as a result of the acquisition completed on May 28, 2004. On behalf of the board of directors and all of the employees, we thank all of our shareholders for your continued interest and support.

Sincerely yours,

/s/ STEVEN R. LEWIS
Steven R. Lewis
President and Chief Executive Officer

185 East Market Street • Warren, OH 44481 • 330/373/1221 • firstplacebank.net

FIRST PLACE FINANCIAL CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 28, 2004

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of First Place Financial Corp. (“First Place”) will be held on Thursday, October 28, 2004 at 10:00 a.m., Eastern Time, at the Avalon Inn, 9519 East Market Street, Warren, Ohio.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

1.	The election of five (5) directors for terms of three (3) years each or until their successors are elected and qualified;

2.	The approval of the First Place Financial Corp. 2004 Incentive Plan;

3.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of First Place for the fiscal year ending June 30, 2005; and

4.	Such other matters as may properly come before the Annual Meeting or any adjournments thereof.

The board of directors has established September 10, 2004, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such shareholders will be available at the Annual Meeting and for the 10 days preceding the meeting at First Place’s administrative offices located at 185 East Market Street, Warren, Ohio 44481. Only recordholders of First Place common stock as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

/s/ J. CRAIG CARR
J. Craig Carr
Secretary

Warren, Ohio
September 28, 2004

FIRST PLACE FINANCIAL CORP.

PROXY STATEMENT

Information Concerning Solicitation and Voting

Your vote is very important. This proxy statement, proxy card and 2004 Annual Report are first being given or sent on or about September 28, 2004, to shareholders of First Place Financial Corp. (“First Place”) in connection with the solicitation of proxies by the board of directors for the 2004 Annual Meeting of Shareholders (the “Annual Meeting”). This proxy procedure is necessary to permit all of the shareholders, some of whom live throughout the United States and are unable to attend the Annual Meeting, to have an opportunity to vote. The board of directors encourages you to read this proxy statement thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.

Voting Procedures

MATTERS TO BE PRESENTED. There are three proposals that will be presented for your consideration at the Annual Meeting:

•	Election of five (5) directors;

•	Approval of the First Place Financial Corp. 2004 Incentive Plan (“Incentive Plan”); and

•	Ratification of appointment of independent auditors for 2005.

WHO CAN VOTE? You are entitled to vote your common stock if First Place’s records show that you held your shares as of September 10, 2004. At the close of business on that date, a total of 14,985,811 shares of common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting, except as follows: as provided in First Place’s Amended and Restated Certificate of Incorporation, recordholders of common stock who own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to vote any of their shares that are in excess of the Limit.

HOW DO I VOTE? Other than by attending the Annual Meeting and voting in person, shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing how to vote your shares.

HOW ARE THE VOTES COUNTED? The Annual Meeting will be held if a quorum, consisting of a majority of outstanding shares of common stock entitled to vote, is represented. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. “Broker non-votes” occur when nominees, such as banks and brokers, holding shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by 10 days before the Annual Meeting. In this event, the nominees may vote those shares only on matters deemed routine. On non-routine matters, nominees cannot vote and there is a so-called “broker non-vote” on that matter.

Directors are elected by a plurality of the votes cast with a quorum present. The five (5) persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors of First Place. The affirmative vote of a majority of the votes present in person or by proxy and entitled to vote is required to approve the Incentive Plan. The proposal to ratify the appointment of Crowe Chizek and Company LLC (“Crowe Chizek”) as independent auditors of First Place for the fiscal year ending June 30, 2005, as well as any other matter properly submitted to shareholders for their consideration at the Annual Meeting, will be approved if the number of votes cast by holders of common stock favoring the proposal exceed the number of votes cast opposing the proposal.

With regard to the election of directors, you may vote in favor of or withhold authority to vote for one or more nominees for director. Votes that are withheld for the election of one or more nominees for director will not be counted as votes cast for such individuals, and accordingly will have no effect. An abstention may be specified on the proposals to approve the Incentive Plan and to ratify the appointment of Crowe Chizek as First Place’s independent auditors for fiscal 2005. An abstention on the proposal to approve the Incentive Plan will have the same effect as a vote against such proposal. An abstention on the proposal to ratify the appointment of the independent auditors will not be deemed a vote cast, and consequently will have no effect on this proposal. The proposals to elect directors and ratify the appointment of the independent auditors are considered routine matters upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions, and for which there will be no broker non-votes. The proposal to approve the Incentive Plan is considered a non-routine matter for which there may be broker non-votes. Broker non-votes, however, will not be treated as shares entitled to vote. Accordingly, broker non-votes will have no effect on the proposal to approve the Incentive Plan.

WHO WILL COUNT THE VOTE? First Place’s transfer agent, Registrar and Transfer Company, will tally the vote, which will be certified by an independent Inspector of Election. After the final adjournment of the Annual Meeting, the proxies will be returned to First Place for safekeeping.

CHANGING YOUR VOTE. You may revoke your proxy instructions and change your vote if you are a holder of record. To do so, you must advise First Place’s corporate secretary in writing before the proxy committee votes your shares of common stock at the Annual Meeting, deliver later proxy instructions, or attend the Annual Meeting and vote your shares in person. However, if you are a shareholder whose shares are not registered in your name or are held in “street name”, you will need to obtain a written legal proxy in your name from your recordholder (in most cases your broker or bank) to vote personally at the Annual Meeting.

COST OF PROXY SOLICITATION. First Place will ask banks, brokerage houses, fiduciaries and custodians holding stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such stock, and we will reimburse them for their reasonable expenses in doing so. In addition to soliciting proxies by mail, First Place directors, officers and employees may also solicit proxies personally or by telephone, without additional compensation. First Place has retained The Altman Group, a professional proxy soliciting firm, to assist in the solicitation. The fee to be paid to The Altman Group is not expected to exceed $5,500, plus reasonable out-of-pocket costs and expenses. First Place will pay the cost of this proxy solicitation.

ATTENDING THE ANNUAL MEETING. IF YOU ARE A BENEFICIAL OWNER OF COMMON STOCK HELD BY A BROKER, BANK OR OTHER NOMINEE, YOU WILL NEED PROOF OF OWNERSHIP TO BE ADMITTED TO THE ANNUAL MEETING. A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.

VOTING RECOMMENDATIONS. The board of directors recommends that you vote “FOR” each nominee to the board of directors, “FOR” approval of the First Place Financial Corp. 2004 Incentive Plan, and “FOR” ratification of the appointment of Crowe Chizek and Company LLC as independent auditors.

VOTING RESULTS. The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in the quarterly report on Form 10-Q for the second quarter.

PROPOSAL 1. ELECTION OF DIRECTORS

Currently, the size of the board of directors is set at a maximum of sixteen members and is divided into three classes. Each of the members of the board of directors also presently serves as a director of First Place Bank (the “First Place Bank”). Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. As of the date of this proxy statement, there are fourteen members on the board of directors. Mr. Jeffrey L. Francis retired from the board of directors in March 2004. First Place benefited from and is grateful for Mr. Francis’ contributions, guidance, and vision.

At the Annual Meeting, five directors will be elected for a three year term expiring at the 2007 Annual Meeting and until their successors are elected and qualified. The five nominees recommended by the board of directors for election at this Annual Meeting are as follows:

A. Gary Bitonte, M.D.

Earl T. Kissell

E. Jeffrey Rossi

William A. Russell

Robert L. Wagmiller

Except as discussed above, no person being nominated as a director is being proposed for election pursuant to any agreement or understandings between any such person and First Place. No director or executive officer of First Place is related to any other director or executive officer of First Place by blood, marriage or adoption. Each of the nominees currently serves as a director of First Place. Votes may be cast for only the five nominees listed above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present board of directors. The board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted “For” the election of the nominees.

Information with Respect to the Nominees, Continuing Directors and Certain Executive Officers. The following table presents the names of the nominees and continuing directors, as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of First Place and the year in which their terms (or in the case of the nominees, their proposed terms) as director of First Place expire.

Name and Principal Occupation at Present and for Past Five Years	Age(1)	Director Since(2)	Expiration of Term as Director
NOMINEES
A. Gary Bitonte, M.D.	57	2000	2007

Dr. Bitonte has held teaching-faculty appointments at Northeastern Ohio (NEOUCOM) and Ohio University Medical Schools since 1979. Additionally, Dr. Bitonte had a urologic surgery practice that spanned 21 years. Dr. Bitonte currently serves as a member of the Board of Trustees of the Youngstown State University Foundation as well as the NEOUCOM Foundation. He is also an Adjunct Professor at The Bitonte College of Health and Human Services at Youngstown State University.

Earl T. Kissell	55	2000	2007
Mr. Kissell was President and Chief Executive Officer of Ravenna Savings Bank from 1987 to 2000. Since 2001, Mr. Kissell has been an Assistant Professor of Economics and Management at Hiram College.

E. Jeffrey Rossi	51	1994	2007
Mr. Rossi has been a principal of E.J. Rossi & Company, a life and health insurance brokerage, located in Youngstown and Warren, Ohio since 1978.

William A. Russell	57	2000	2007
Mr. Russell has been the President of Canteen Service of Steel Valley, Inc., a food and vending service company since 1974.

Robert L. Wagmiller	61	2000	2007

Mr. Wagmiller has been a Senior Advisor at the certified public accounting firm of Hill, Barth and King, LLC since 1998. He was the Chairman of TCT Distributing, LLC (D/B/A Belmont Distributing), a major Philips Magnavox wholesaler, from March 2001 through March 2004.

CONTINUING DIRECTORS
Donald Cagigas	64	2000	2005

Mr. Cagigas has been the President of the Youngstown/Mahoning Valley United Way since April 2000. Prior to that date, he was the President of the Mahoning Valley Region of BANK ONE, NA, a position he had held since March 1988.

Marie Izzo Cartwright	51	2000	2006

Ms. Cartwright has been a member of the marketing and public relations profession for 29 years and has been a consultant with Revak & Associates since January 2001. Prior to that date, she was the Vice President of Corporate Communications and Marketing for Glimcher Properties Limited Partnership, a position she had held since October 1996.

Name and Principal Occupation at Present and for Past Five Years	Age(1)	Director Since(2)	Expiration of Term as Director
George J. Gentithes	71	1989	2004
Mr. Gentithes has been a consultant for T.F. Industries in Warren, Ohio since 1994 and prior to this he had been the President of Rapid Poulson Industries, Inc. for 38 years.

Robert P. Grace	65	1996	2006

Mr. Grace is a retired Partner of Ernst & Young, Certified Public Accountants. He was also formerly the Vice President and Chief Financial Officer of Salem Label Co., in Salem, Ohio from May 1996 to December 1998.

Thomas M. Humphries	60	1990	2006

Mr. Humphries has been the President of the Regional Chamber since April 1997. Prior to that date, he was a General Manager with Sprint Corp., a telecommunications company. In addition, he has been a Principal of Data Voice Systems Review, Inc. since 1997.

Steven R. Lewis	46	1998	2005

Mr. Lewis has been President and Chief Executive Officer of First Place and Chief Executive Officer of First Place Bank since 1997. He served as Executive Vice President from 1995 to 1997 and as Vice President and Treasurer from 1985 until 1995.

W. Terry Patrick	54	2000	2006

Mr. Patrick has been a partner in the law firm of Friedman & Rummell Co., L.P.A. of Youngstown, Ohio since 1980 where his practice is concentrated in the areas of Business, Estate and Succession Planning. Mr. Patrick also serves as a consultant to numerous regional businesses.

Samuel A. Roth	61	2000	2005

Mr. Roth has been a consultant to businesses since January 2003. He was President of FirstEnergy Facilities Services Group, a holding company for the mechanical construction, contracting and energy management companies owned by FirstEnergy, from January 1999 to December 2002. Prior to that he had been the President of Roth Bros., Inc. from 1966 to 1999.

Ronald P. Volpe, Ph.D.	61	2000	2005

Dr. Volpe has been a Professor of Finance in the Williamson College of Business Administration at Youngstown State University since 1975. Dr. Volpe teaches undergraduate and graduate courses in Investments, Personal Financial Planning and Financial Markets and Institutions. Prior to his career in higher education, he was employed as a member of the accounting staff at Ford Motor Company.

(1)	Age at September 10, 2004.
(2)	Includes years of service as a director of First Place and First Place Bank.

About the Board of Directors

The Board of Directors. The board of directors of First Place is responsible for establishing broad corporate policies and for the overall performance of First Place. The members of the board of directors of First Place also serve as members of the board of directors for First Place Bank. Directors discharge their responsibilities at board meetings and committee meetings and also through considerable telephone contact and other communications with the Chairman of the Board and others regarding matters of concern and interest to First Place. During the fiscal year ended June 30, 2004, the board of directors of First Place Bank held 13 board meetings, and the board of directors of First Place held four quarterly board meetings, one special meeting, and one strategic planning meeting. All of the directors attended at least 75% of the total number of board meetings held.

Pursuant to applicable requirements of the Nasdaq Stock Market, Inc., the board of directors has affirmatively determined that a majority of the directors of First Place are independent. The current independent directors are Mr. Bitonte, Mr. Cagigas, Ms. Cartwright, Mr. Gentithes, Mr. Grace, Mr. Humphries, Mr. Kissell, Mr. Patrick, Mr. Rossi, Mr. Roth, Mr. Russell, Mr. Volpe and Mr. Wagmiller. Directors are encouraged to attend annual meetings of shareholders of First Place. All 14 of the current directors attended First Place’s prior annual meeting of shareholders.

Directors’ Fees. During fiscal 2004, directors of First Place Bank, with the exception of Mr. Lewis, received an annual retainer of $10,000 ($13,000 for the Chairman of the Board). In addition, all of the directors, except Mr. Lewis, received a fee of $450 for each First Place Bank regular and special board meeting, which they attended, and $100 for each First Place quarterly board meeting that they attended. Directors received a fee of $250 for specially called First Place board meetings that they attended. Directors also received a fee of $200 for each committee meeting attended ($250 for the chairman of the committee). Directors may elect to defer their compensation by participating in a director’s deferred compensation plan. Directors are eligible and have been granted stock awards under the First Place Financial Corp. 1999 Incentive Plan; however, no such awards were granted to the directors in fiscal year 2004. The board of directors recently completed a review of board compensation that included a survey of other financial institutions of similar size to First Place Bank. New laws and regulations have placed increased demands of time along with increased liabilities upon board members. This is especially true for directors who chair committees such as Audit and Compensation. Finally, board compensation had not changed since December 2000. Effective September 1, 2004, board compensation will be adjusted as follows: the fee received for attending a regular board meeting of First Place Bank will be $550; the fee received for attending a committee meeting will be $300, except that the fee for an Audit Committee meeting will be $400; the Audit committee chair will receive an annual fee of $3,000, the Compensation Committee chair will receive an annual fee of $2,000, and all other committee chairs will receive a fee of $100 for each meeting attended; and the Chairman of the Board will receive an annual retainer of $15,000. Mr. Lewis does not receive any compensation for attending any board or committee meeting of First Place or First Place Bank.

Corporate Governance and Board Matters

Board Governance Guidelines. The board of directors of First Place continues to be committed to sound and effective corporate governance practices. These practices reflect the board’s philosophy that a proper structure and appropriate policies and procedures provide the cornerstone to good governance. As part of its ongoing commitment to corporate governance, the board of directors established a Corporate Governance Committee consisting of the Chairman of the Compensation Committee, the Chairman of the Audit Committee, the Chairman of the Board and the Chief Executive Officer. The Corporate Governance Committee is primarily responsible for reviewing and revising policies that will further the continuation of sound and effective corporate governance practices.

Code of Ethics. First Place has adopted a Code of Ethics for all the employees of First Place and its subsidiaries, including the chief executive officer and all other executive officers. The Code of Ethics includes: (1) guidelines relating to the honest and ethical conduct (including the ethical handling of actual or potential conflicts of interest), (2) accurate and complete disclosure in reports and documents filed with or submitted to the Securities and Exchange Commission or otherwise publicly disclosed, (3) compliance with the applicable laws, rules and regulations, and (4) procedures for promoting compliance with, reporting violations of and consequences for not adhering to the code. The Code of Ethics is available free of charge by submitting a written request by fax to (330) 393-5578 or by mail to First Place Financial Corp., 185 East Market Street, Warren, Ohio 44481, or by calling (330) 373-1221.

Committees of the Board of Directors

The board of directors has three principal committees. The following describes for each committee the function, current membership and number of meetings held during fiscal 2004.

Nominating Committee. The entire board of directors acts as a Nominating Committee to consider and select the nominees for director to stand for election at the Annual Meeting. Pursuant to applicable Nasdaq Stock Market, Inc. requirements and consistent with past practice, a majority of the independent directors approve all nominees for director. The board of directors has not adopted a formal charter for the Nominating Committee. The board of directors anticipates establishing a Nominating Committee comprised of independent directors and adopting a written charter for such Nominating Committee in fiscal 2005. The board of directors met one time during fiscal 2004 in its capacity as Nominating Committee. Thirteen board members were present at the meeting.

Audit Committee. The Audit Committees of First Place and First Place Bank consist of Directors Robert P. Grace (Chairman), Dr. A. Gary Bitonte, Donald Cagigas, William A. Russell, Ronald P. Volpe, Ph.D. and Robert L. Wagmiller. All members of the Audit Committee are independent in accordance with the Nasdaq Stock Market listing standards. In addition, the board of directors has determined that Robert P. Grace and Robert L. Wagmiller are qualified as “Financial Experts” within the meaning of the Securities and Exchange Commission rules and regulations. The Audit Committees are responsible for overseeing the engagement, independence, and services of our independent auditors. The Audit Committees are also responsible for:

•	Reporting to the board on the general financial condition of First Place and First Place Bank and the results of the annual audit; and

•	Overseeing that First Place’s and First Place Bank’s activities are conducted in accordance with the Audit Committee Charter and applicable laws and regulations.

The Audit Committees of First Place and of First Place Bank each met ten times in fiscal 2004. All of the Audit Committee members attended at least 75% of the total number of committee meetings held. A copy of the amended Charter of the Audit Committee of the Board of Directors is attached to this document as Appendix A.

Compensation Committee. The Compensation Committee of First Place consists of Directors William A. Russell (Chairman), Marie Izzo Cartwright, W. Terry Patrick, E. Jeffrey Rossi and Samuel A. Roth. All members of the Compensation Committee are independent in accordance with the Nasdaq Stock Market listing standards. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. This committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of First Place and First Place Bank. The Compensation Committee met five times in fiscal 2004. All of the Compensation Committee members attended at least 75% of the total number of committee meetings held.

Consideration of Director Nominees

Shareholder Nominees. First Place’s Bylaws govern nominations for election to its board of directors. The Bylaws require all nominations for election to the board of directors to be made at a meeting of shareholders at which directors are to be elected, and only by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination for election of a director at a meeting of shareholders must be received by the corporate secretary of First Place not less than 90 days prior to the date of the meeting. If less than 100 days’ notice or prior disclosure of the date of the meeting is given, then written notice of a shareholder nomination must be received by the corporate secretary of First Place not later than the close of business on the 10th day following the day on which the date of the meeting was mailed or publicly disclosed. The written notice is required to set forth certain information specified in the Bylaws. First Place did not receive any such nominations from shareholders in connection with the Annual Meeting.

Director Qualifications. In evaluating nominations for director, the board of directors seeks to achieve a balance of knowledge, experience and capability on the board. Members of the board should have the highest professional and personal ethics and values, consistent with the values of First Place. Nominees should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical advice based on experience. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors. The board of directors utilizes a variety of methods for identifying and evaluating nominees for director. The board of directors assesses the appropriate size of the board, and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the board of directors will consider various potential candidates for director. The board of directors expects that candidates may come to the attention of the board of directors through current board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the board of directors, and may be considered at any point during the year. As described above, the board of directors will consider properly submitted shareholder nominations for candidates for the board. The board of directors expects that following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the board of directors at a regularly scheduled meeting. The board of directors also may review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the board of directors will seek to achieve a balance of knowledge, experience and capability on the board.

Communications with the Board of Directors

Shareholders may communicate with the board of directors by sending a letter to First Place’s board of directors, c/o Corporate Secretary, 185 East Market Street, Warren, Ohio 44481. The corporate secretary will forward such communications to the director or directors to whom they are addressed.

Audit Committee Report

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (“Exchange Act”), except as to the extent that First Place specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

In accordance with its written charter adopted by the board of directors, and included herein as Appendix A, the Audit Committee (the “Committee”) assists the board of directors in fulfilling its responsibility for overseeing the quality and integrity of the accounting, auditing and financial reporting practices of First Place and First Place Bank and their system of internal controls.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and First Place and First Place Bank that might bear on the accountants’ independence consistent with Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and discussed with the accountants any relationships that may impact their objectivity and independence, and satisfied itself as to the accountants’ independence.

The Committee reviewed with the internal auditors and independent accountants the overall scope and plans for their respective audits and the results of internal audit examinations. The Committee also discussed with management, the internal auditors and the independent accountants the quality and adequacy of First Place’s and First Place Bank’s internal controls and the overall quality of First Place’s and First Place Bank’s financial reporting process.

The Committee discussed and reviewed with its independent accountants communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and discussed and reviewed the results of the independent accountants’

examination of the consolidated financial statements. In addition, the Committee considered the compatibility of nonauditing services provided to First Place and First Place Bank with the accountants’ independence in performing their auditing functions.

The Committee reviewed and discussed interim financial information, contained in each quarterly report and earnings announcement, with management and independent accountants prior to public release as necessary during fiscal 2004. The Committee reviewed the audited consolidated financial statements of First Place as of and for the fiscal year ended June 30, 2004, with management and the independent accountants. Management has the responsibility for the preparation of the consolidated financial statements and the independent accountants have the responsibility for the audit of those statements.

Based on the above mentioned reviews and discussions with management and the independent accountants, the Committee recommended to the board of directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2004, for filing with the Securities and Exchange Commission. The Committee also recommended the appointment of the independent accountants, and the board of directors concurs with such recommendation.

The foregoing report furnished by the Audit Committee of the board whose members are:

Directors Robert P. Grace (Chairman), Dr. A. Gary Bitonte, Donald Cagigas, William A. Russell, Ronald P. Volpe, Ph.D., and Robert L. Wagmiller.

Compensation Committee Report

The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as to the extent that First Place specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, First Place is required to provide certain data and information in regard to the compensation and benefits provided to First Place’s chief executive officer and other executive officers of First Place. In fulfillment of this requirement, the Compensation Committee of the board of directors, at the direction of the board of directors, has prepared the following report for inclusion in this proxy statement.

The Committee. The responsibility for compensation matters rests with the Compensation Committee of the board of directors. Mr. Lewis, the Chief Executive Officer of First Place, may attend meetings of the Compensation Committee if requested by the chairman, to present recommendations and to provide information. Mr. Lewis does not, however, attend or participate in any deliberations regarding his own compensation. The most significant issues addressed each year by the Compensation Committee are: (1) approval of salary adjustments, if any, for senior officers of First Place and First Place Bank; (2) approval of payments under First Place’s management bonus plan; (3) approval of awards under First Place’s 1999 Incentive Plan; (4) review of evaluations of all senior executives and completion of an evaluation of Mr. Lewis’ performance; (5) review of commission based compensation plans; and (6) review and evaluation of existing or proposed benefit plans for the employees of First Place and First Place Bank.

Components of Compensation. The goal of First Place’s executive compensation program is to retain, motivate and reward management through the compensation policies and awards, while aligning their interests with those of First Place and its shareholders. In furtherance of this goal, the program consists of three main components: (i) base salary; (ii) bonuses, which are primarily based on First Place’s performance and the individual performance of participating executives; and (iii) stock awards and stock options to provide long-term incentives for performance and to align executive officer and shareholder interests. During fiscal 2004, there were 90,000 incentive stock options awarded to new and existing members of the senior management group. Mr. Lewis did not receive any stock option awards during fiscal 2004.

Chief Executive Officer Compensation. In determining compensation for Mr. Lewis, the Compensation Committee considered the following: (i) salary information for the chief executive officers of comparable institutions gathered from local, regional and national salary surveys; (ii) information from proxy statements of publicly traded banks and thrifts; (iii) the financial performance of First Place during the preceding year as measured by return on assets and equity, loan loss and delinquency levels, overall company growth and diversification efforts, total general and administrative expenses and earnings per share, with regard to both the absolute level of such measures and as compared to peer institutions, including similar publicly traded thrift holding companies, with earnings per share and return on equity being specifically included in the mathematical calculation of executive bonuses; (iv) regulatory examination comments and outside auditor’s comments received during the year; and (v) First Place’s progress toward completing a number of long-term initiatives. Mr. Lewis’ individual initiatives during fiscal 2004 included achieving specific financial performance targets established by the board of directors, establishing a private banking division, expanding First Place Bank’s commercial presence in growth markets, acquiring and integrating Franklin Bancorp Inc., and developing a company-wide referral process. During fiscal 2004, Mr. Lewis’ base salary was increased from $225,000 to $250,000, which remained in effect for fiscal 2004. Mr. Lewis’ target bonus under First Place’s bonus plan is 50% of his base salary. For fiscal 2004, Mr. Lewis’ bonus and that of other senior executives were awarded according to the Management Bonus Plan formula based on achieving financial targets established by the board of directors, which focused on earnings per share and return on equity.

Performance Evaluations. As noted above, during fiscal 2004, the Compensation Committee reviewed performance evaluations of the executive officers of First Place and First Place Bank that were prepared by Mr. Lewis. Additionally, the Compensation Committee completed an evaluation of Mr. Lewis with input from members of the board of directors. Among other items, the Compensation Committee considered First Place performance statistics as objective measures of performance, as well as discussion of progress toward goals established the previous year. The entire board of directors reviewed the evaluation of Mr. Lewis during August 2004.

The foregoing report on executive compensation was furnished by the Compensation Committee whose members are:

William Russell (Chairman), Marie Izzo Cartwright, W. Terry Patrick, E. Jeffrey Rossi and Samuel A. Roth.

Principal Shareholders

Other than those persons listed below, First Place is not aware of any person who may be considered to be the beneficial owner of more than 5% of its outstanding shares of common stock as of September 10, 2004. For purposes of the following table and the table set forth under “What First Place’s Directors and Executive Officers Own,” a person may be considered to own any shares of common stock (1) over which he or she has, directly or indirectly, sole or shared voting or investing power, or (2) of which he or she has the right to acquire ownership, including the right to acquire ownership by the exercise of stock options, within 60 days after September 10, 2004.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	First Place Bank Employee Stock Ownership Plan (“ESOP”) 185 East Market Street Warren, Ohio 44481	866,771(1)	5.8%

(1)	The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At September 10, 2004, 302,900 shares had been allocated under the ESOP. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants, are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended.

What First Place’s Directors and Executive Officers Own

The following table provides information, as of September 10, 2004, about the shares of common stock that are owned or may be deemed to be owned by (1) each director of First Place, (2) First Place’s chief executive officer and by the next four most highly compensated executive officers of First Place and (3) all directors and executive officers of First Place as a group.

Name	Title	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Common Stock Outstanding
W. Terry Patrick	Chairman of the Board	23,675		*
Steven R. Lewis	President, Chief Executive Officer and Director	337,289	(3)	2.2
A. Gary Bitonte, M.D.	Director	148,046		1.0
Albert P. Blank	Executive Vice President	46,665	(4)	*
Donald Cagigas	Director	20,000		*
Marie Izzo Cartwright	Director	68,832		*
George J. Gentithes	Director	95,510		*
Robert P. Grace	Director	94,540		*
Brian E. Hoopes	Senior Vice President	43,592	(5)	*
Thomas M. Humphries	Director	90,060		*
Earl T. Kissell	Director	52,083		*
E. Jeffrey Rossi	Director	148,593		1.0
Samuel A. Roth	Director	38,581		*
William A. Russell	Director	37,087		*
Kenton A. Thompson	Regional President	11,000		*
Ronald P. Volpe, Ph.D.	Director	23,531		*
Robert L. Wagmiller	Director	4,300		*
R. Bruce Wenmoth	Senior Vice President	6,000		*
All directors and executive officers as a group (22 persons)		1,446,538	(6)	9.2

*	Represents less than 1% of outstanding common stock.

(1)	Beneficial ownership of the shares held by each individual consists of sole voting power and sole investment power, or of voting power and investment power that is shared with the spouse or a family member of the individual, or by trust.
(2)	Includes shares of common stock that may be acquired upon exercise of stock options, which options are exercisable within 60 days after September 10, 2004. The following individuals had a right to acquire the indicated number of shares: Mr. Lewis, 224,000; Mr. Blank, 27,999; Mr. Cagigas, 20,000; Ms. Cartwright, 2,400; Mr. Gentithes, 56,100; Mr. Grace, 56,100; Mr. Hoopes, 33,600; Mr. Humphries, 56,100; Mr. Kissell, 10,000; Mr. Rossi, 34,281; Mr. Roth, 34,281; Mr. Russell, 34,281; Mr. Thompson, 8,000; Dr. Volpe, 21,381 and Mr. Wenmoth, 6,000.
(3)	Includes 7,258 shares of common stock allocated to the employee stock ownership plan (“ESOP”) account of Mr. Lewis; includes 11,338 shares of common stock held in Mr. Lewis’ 401(k) plan account; and, includes 3,438 shares of common stock, which Mr. Lewis holds in a general partnership.
(4)	Includes 455 shares of common stock allocated to the ESOP account of Mr. Blank; includes 1,711 shares of common stock held in Mr. Blank’s 401(k) plan account; and, includes 3,000 shares awarded to Mr. Blank under the First Place stock incentive plan, which have not yet vested, but as to which, Mr. Blank may provide voting recommendations.
(5)	Includes 2,471 shares of common stock allocated to the ESOP account of Mr. Hoopes; and, includes 761 shares of common stock held in Mr. Hoopes’ 401(k) plan account.
(6)	Includes 5,000 shares awarded to two executive officers pursuant to the First Place stock incentive plan, which have not yet vested, but as to which the two executive officers may provide voting recommendations.

Stock Performance Graph

The following graph shows a comparison of cumulative total shareholder return on First Place’s common stock based on the market price of the common stock with the cumulative total return of companies on the Nasdaq Stock Market (U.S.) Index and Nasdaq Bank Stock Index for the period beginning on June 30, 1999 through June 30, 2004. The graph assumes the investment of $100 on June 30, 1999 and the reinvestment of all dividends. The graph was derived from a limited period of time, and, as a result, may not be indicative of possible future performance of First Place common stock.

FIRST PLACE FINANCIAL CORP.

TOTAL RETURN PERFORMANCE

	06/30/99	06/30/00	06/30/01	06/30/02	06/30/03	06/30/04
First Place Financial Corp.	100.00	89.67	112.12	178.42	155.92	176.93
Nasdaq Stock Market (U.S.) Index	100.00	147.94	80.83	54.94	61.23	77.62
Nasdaq Bank Stock Index	100.00	82.03	113.91	127.80	129.75	155.51

Summary Compensation Table

The following table shows, for the fiscal years ended June 30, 2004, 2003 and 2002, the cash compensation paid by First Place, as well as certain other compensation paid or accrued for those years, to the chief executive officer, the next four most highly paid executive officers and a former executive who received salary and bonus in excess of $100,000 during the year ended June 30, 2004.

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Other Annual Compen- sation ($)(2)	Restricted Stock Awards ($)(3)		Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)(5)
Steven R. Lewis	2004	$250,000	$92,250	—	—		—	—	$16,460
President and Chief	2003	225,000	110,588	—	—		—	—	17,376
Executive Officer	2002	194,000	76,460	—	—		—	—	34,280

Albert P. Blank(7)	2004	185,000	68,265	—	—		20,000	—	16,370
Executive Vice President	2003	156,078	50,630	—	—		—	—	16,879
and Chief Operating Officer	2002	150,075	40,812	—	$124,875	(4)	—	—	1,150
of First Place Bank

Kenton A. Thompson(8) Regional President and Corporate Director of Business Financial Services of First Place Bank	2004	168,269	82,400	—	—		40,000	—	1,266

R. Bruce Wenmoth(8) Senior Vice President of First Place Bank	2004	140,000	30,996	—	—		30,000	—	1,126

David L. Mead(6)	2004	142,000	25,000	—	—		—	—	10,256
Former Chief Financial	2003	125,269	41,802	—	—		—	—	910
Officer	2002	15,077	—	—	—		3,240	—	165

Brian E. Hoopes	2004	103,686	25,507	—	—		—	—	10,526
Senior Vice President	2003	99,698	26,461	—	—		—	—	10,996
of First Place Bank	2002	94,500	25,699	—	—		—	—	21,206

(1)	Includes amounts deferred pursuant to First Place Bank’s 401(k) Plan.
(2)	In accordance with rules promulgated by the Securities and Exchange Commission, this column excludes perquisites and other personal benefits if such amounts, in the aggregate, do not exceed the lesser of $50,000 or 10% of the individual’s total salary and bonus for any one last year.
(3)	At June 30, 2004, the values of unvested shares of restricted stock granted to Messrs. Lewis, Blank and Hoopes, totaling 17,970, 4,500 and 2,200 shares, respectively, were $334,100, $83,700 and $40,900, respectively. These values were calculated by multiplying the total number of unvested shares of restricted stock by the closing market price of First Place common stock on June 30, 2004.
(4)	Represents the grant of 7,500 shares of restricted common stock to Mr. Blank, which was deemed to have had the indicated value at the date of grant. The award vests 20% per year beginning on July 2, 2002. Dividends paid on the restricted common stock are paid to the recipient when the restricted stock vests.
(5)	For 2004, includes matching contributions by First Place’s 401(k) plan in the amounts of $6,024, $6,000, $3,384 and $3,848 for Messrs. Lewis, Blank, Mead and Hoopes, allocations from First Place Bank’s ESOP in the amounts of $9,157, $9,154, $5,962 and $5,866 for Messrs. Lewis, Blank, Mead and Hoopes and term life insurance premiums in the amounts of $1,279, $1,216, $1,266, $1,126, $910 and $812 for Messrs. Lewis, Blank, Thompson, Wenmoth, Mead and Hoopes.
(6)	Mr. Mead was hired in May 2002, appointed Chief Financial Officer in December 2002 and resigned in June 2004.
(7)	Mr. Blank was hired in November 2000 and appointed Executive Vice President and Chief Operating Officer in July 2003.
(8)	Mr. Thompson and Mr. Wenmoth were both hired June 30, 2003. Mr. Thompson received a $25,000 hiring bonus that is included in the bonus compensation.

Option/SAR Grants Table

The following table presents for each of the named executive officers certain information concerning stock options granted during the fiscal year ended June 30, 2004.

Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms (1)
					5% ($)	10% ($)
Steven R. Lewis	—	—	—	—	—	—
Albert P. Blank	20,000	22.22%	$19.30	12/16/2013	$242,753	$615,185
Kenton A. Thompson	40,000	44.44%	$19.30	12/16/2013	485,507	1,230,369
R. Bruce Wenmoth	30,000	33.34%	$19.30	12/16/2013	364,130	922,777
David L. Mead	—	—	—	—	—	—
Brian E. Hoopes	—	—	—	—	—	—

(1)	The potential realizable value is calculated based on the term of the option (10 years) and is calculated by assuming that the fair market value of common stock on the date of grant as determined by the board of directors appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission. The actual value realized may be greater than or less than the potential realizable values set forth in the table.
(2)	The exercise price of the options was the fair market value of First Place’s common stock on the date of grant.

Aggregated Option Exercises and Year-End Option Value Table

The following table sets forth information concerning the number and value of stock options held by the named executive officers at June 30, 2004, measured in terms of the $18.59 closing price of First Place common stock on June 30, 2004.

			Number of Unexercised Options/ SARs at June 30, 2004		Value of Unexercised In-the-Money Options/SARs at June 30, 2004(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
Steven R. Lewis	—	—	224,000	—	$1,406,160	—
Albert P. Blank	—	—	27,999	22,001	170,160	$42,540
Kenton A. Thompson	—	—	8,000	32,000	—	—
R. Bruce Wenmoth	—	—	6,000	24,000	—	—
David L. Mead	—	—	1,296	—	1,698	—
Brian E. Hoopes	—	—	33,600	—	210,924	—

(1)	The difference between the aggregate option exercise price and the fair market value of the underlying shares at June 30, 2004.

Equity Compensation Plan Information

The following table sets forth information regarding the securities authorized for issuance under equity compensation plans as of June 30, 2004.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by shareholders	960,737	$12.91	112,601
Equity compensation plans not approved by shareholders	—	—	—

Total	960,737	$12.91	112,601

Employment and Change in Control Agreements

First Place recognizes that, as is the case at most companies, the possibility of a change in control exists. Accordingly, First Place desires to assure itself of both present and future continuity of management and wishes to ensure that its named executive officers, senior officers and other key employees (“Executives”) continue to remain in the employ of First Place by entering into agreements with certain Executives of First Place. The agreements were entered into upon the recommendation of the Compensation Committee and the forms of the agreements were approved by the board of directors.

The agreements provide for severance compensation upon termination of employment within two years following a change in control due to (i) dismissal or (ii) voluntary resignation following any material demotion, loss of title, office or significant authority or responsibility, material reduction in annual compensation or benefits, or relocation of Executive’s principal place of employment by more than 50 miles, unless termination is because of death, disability, retirement or for cause.

The agreement with Mr. Lewis provides severance compensation following a change in control equal to three times his average annual compensation for the five most recent taxable years and continued health and welfare benefits for thirty-six months. The agreement with Mr. Lewis also provides for a term of employment of three years. The agreement provides for a base salary of $250,000 plus full participation in incentive and all other benefit plans of First Place. Mr. Lewis’ agreement provides for payments upon an “Event of Termination” equal to the remaining payments due for the remaining term of the agreement plus continuation of health and welfare benefits. Under the agreement, an event of termination would include termination without cause; failure to reelect Mr. Lewis to his current offices; a material change in functions, duties or responsibilities; a relocation of Mr. Lewis’ principal place of employment by more than 50 miles; a material reduction in benefits or perquisites; liquidation or dissolution of First Place or First Place Bank; and breach of the agreement.

The agreements with seven other Executives provide only severance compensation following a change in control generally equal to two times the Executive’s average annual compensation for the five most recent taxable years and continued health and welfare benefits for twenty-four months.

First Place has agreed to bear the expense of all reasonable costs and legal fees incurred by any Executive pursuant to any dispute or question of interpretation relating to the agreement if the Executive is successful pursuant to a legal judgment, arbitration or settlement.

Additional Information About Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires First Place’s officers (as defined in regulations promulgated by the Securities and Exchange Commission thereunder) and directors, and persons who own more than ten percent of a registered class of First Place common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulations to furnish First Place with copies of all Section 16(a) forms they file.

Based solely on a review of copies of all such reports of ownership furnished to First Place, or written representations that no filings were necessary, First Place believes that all filing requirements applicable to First Place officers and directors, were complied with during the fiscal year, except for one inadvertent late Form 4 filing for each of Albert P. Blank, George J. Gentithes, Earl T. Kissell, Steven R. Lewis, and Kenton A. Thompson. The late filings reported single transactions for Messrs. Blank, Gentithes, Kissell, and Thompson, and reported two transactions for Mr. Lewis. The Form 4 Reports were subsequently filed with the Securities and Exchange Commission. A Form 3 Report for Craig L. Johnson was inadvertently filed late.

Transactions with Certain Related Persons. Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of First Place Bank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

First Place Bank currently offers directors, officers and full-time employees of First Place, who satisfy certain criteria and the general underwriting standards of First Place Bank, mortgage loans with interest rates which may be up to 1/2% below the rates offered to First Place Bank’s other customers, (the “employee loan rate”). The program also offers a 1% interest rate discount on motor vehicle loans, other than motorcycles. Loan application fees are waived for all employee loan rate loans. With the exception of employee loan rate loans, First Place Bank currently makes loans to its executive officers, directors and employees on the same terms and conditions offered to the general public. Loans made by First Place Bank to its directors and executive officers are made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

As of June 30, 2004, 12 executive officers and directors had a total of 15 loans outstanding, totaling approximately $2.6 million in the aggregate. All of the loans currently outstanding to executive officers and directors are receiving the employee loan rate and all of the loans are secured by the borrower’s principal residence. Three of the 15 loans outstanding were made to immediate family members of executive officers or directors who were employees of First Place Bank at the time the loan was originated and all of these loans are secured by the immediate family member’s principal residence.

During the last quarter of the fiscal year ended June 30, 2004, First Place purchased, in accordance with First Place policy, 50,000 shares of First Place common stock from a former director, Jeffrey L. Francis. The shares were purchased at prevailing market rates and the transaction was in accordance with applicable regulations of the Securities and Exchange Commission.

Compensation Committee Interlocks and Insider Participation. The Compensation Committee is made up of five directors: Messrs. Russell (Chairman), Patrick, Rossi and Roth and Ms. Cartwright. No member of the Compensation Committee is or was during the 2004 fiscal year, an executive officer of another company whose board of directors has a comparable committee on which one of First Place’s executive officers serves.

PROPOSAL 2. APPROVAL OF THE FIRST PLACE FINANCIAL CORP.

2004 INCENTIVE PLAN

First Place’s Board of Directors adopted the First Place Financial Corp. 2004 Incentive Plan, (the “Incentive Plan”), to replace the First Place Financial Corp. 1999 Incentive Plan previously approved by First Place’s shareholders. The shares available for future grant under the 1999 Incentive Plan have been almost entirely utilized. The Incentive Plan is designed to promote the interests of First Place and its shareholders by (i) encouraging officers, employees, directors and individuals performing services for First Place as consultants or independent contractors to focus on critical long-range objectives, (ii) encouraging the attraction and retention of officers, employees and directors with exceptional qualifications, and (iii) linking officers, employees and directors directly to shareholder interests through equity ownership of First Place. The board of directors of First Place adopted the Incentive Plan, subject to approval by First Place’s shareholders. The following is a summary of the material terms of the Incentive Plan that is qualified in its entirety by the complete provisions of the Incentive Plan attached as Appendix B.

General

The Incentive Plan authorizes the grant of options to purchase Common Stock, option-related awards and stock awards (collectively, “Awards”). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 1,000,000 shares of common stock.

Administration

The Incentive Plan will be administered by a committee (the “Committee”). The Committee has the power to decide: (1) who will be granted restricted stock awards or options; (2) the number of shares underlying each option and Stock Award; (3) the date or dates when each award will vest in whole or in part and the terms and conditions of vesting; and (4) any other terms and conditions, so long as those other terms and conditions are not inconsistent with the Incentive Plan. Participants will receive written award agreements outlining the terms and conditions of their awards under the Incentive Plan. The Committee’s determinations and interpretations of the Incentive Plan and the options and Stock Awards granted under the Incentive Plan are final and binding upon all Participants.

Term of the Incentive Plan

The Incentive Plan will be in effect for a period of 10 years from the date of approval by the shareholders, unless sooner terminated by the Board.

Participants and Types of Awards

Participants. All officers, other employees, directors and consultants or independent contractors performing services for First Place and its Affiliates are eligible to receive Awards under the Incentive Plan.

Types of Awards. The Incentive Plan authorizes the grant of Awards to officers, employees and directors in the form of: (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”) (options which afford tax benefits to the recipients upon compliance with certain conditions and which generally do not result in a tax deduction for First Place), referred to as “Incentive Stock Options”; (ii) options that do not so qualify (options which do not have favorable income tax benefits to recipients, but which may provide a tax deduction to First Place), referred to as “Non-statutory Stock Options”; (iii) limited rights which are exercisable only upon a change in control of First Place (as defined in the Incentive Plan) (“Limited Rights”); and (iv) Stock Awards, which provide a grant of Common Stock that vests over time.

All options granted to officers and employees are intended to qualify as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options may only be granted to officers and employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant and the term of the option may not exceed ten years from the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See “Payout Alternative” and “Alternative Option Payments.”

The Incentive Plan does not permit the repricing of previously granted options or the cancellation and re-grant of options without shareholder approval.

Effect of Termination of Employment or Service Upon Granted Options. Unless otherwise determined by the Committee, upon termination of an officer’s or an employee’s service for any reason other than death, disability or termination for cause, the vested Incentive Stock Options granted to such participant shall be exercisable for a period of three months following termination, except that in the event of termination of a participant’s employment due to retirement, the participant shall have up to one year following the participant’s cessation of employment to exercise any vested Incentive Stock Options exercisable on that date. If such vested Incentive Stock Options are exercised more than three months following such participant’s termination due to retirement, the Incentive Stock Options shall be redesignated by the Committee as Non-statutory Stock Options. If an officer or employee continues to serve as a consultant to or on the board of directors of First Place or First Place Bank, the officer or employee will not be deemed to have retired, and the stock options shall continue to vest. In the event of termination for cause, all rights under any Incentive Stock Options granted shall expire immediately upon termination. Notwithstanding the foregoing, in the event of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter.

Unless otherwise determined by the Committee, upon the termination of an officer’s, an employee’s or a director’s services for any reason other than death, disability or termination for cause, the participant’s vested Non-statutory Stock Options shall be exercisable for a period of three months following termination, except that in the event of termination of a participant’s employment or service due to retirement, death or disability, the participant shall have up to one year following the participant’s cessation of employment or service to exercise any vested Non-statutory Stock Options. If an officer or employee continues to serve as a consultant to or on the board of directors of First Place or First Place Bank, the officer or employee will not be deemed to have retired, and the Non-statutory Stock Options will continue to vest according to their original schedule. All Non-statutory Stock Options granted to a director shall continue to vest regardless of whether the director resigns from the board of directors, provided the director is elected as a director emeritus or serves as a consultant or advisory director to First Place Bank or First Place.

Limited Rights. Limited Rights, if granted to a participant, are related to specific options granted and become exercisable only in the event of a change in control of First Place Bank or First Place. Upon exercise, the holder will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

Stock Awards. The Incentive Plan also authorizes the grant of Stock Awards to officers, employees and directors. An agreement setting forth the terms of the Stock Awards (“Stock Award Agreement”) shall set forth the vesting period, if any, determined by the Committee. A Stock Award only may be granted from the shares reserved and available for grant under the Incentive Plan.

Stock Awards are generally nontransferable and nonassignable as provided in the Incentive Plan. However, under the Incentive Plan, the Committee may, in its discretion, permit transfers. When Stock Awards are distributed to a participant in accordance with the Incentive Plan, the recipient will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts.

Tax Treatment

Stock Options. An option holder generally will not recognize taxable income upon the grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the holder for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposition of the shares, the difference between the per share option exercise price and the fair market value of the Common Stock sold will be recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by First Place as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

In the case of the exercise of a Non-statutory Stock Option, an option holder will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the difference between the per share exercise price and the fair market value of the Common Stock. The amount of any ordinary income deemed to have been received by an option holder upon the exercise of a Non-statutory Stock Option generally will give rise to a tax deduction for First Place.

In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purpose in the year in which the payment is made and First Place generally will be entitled to a tax deduction equal to the amount paid.

Stock Awards. When unrestricted shares of Common Stock are received (or restricted shares vest), the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and First Place will be entitled to a tax deduction equal to the ordinary income recognized by the recipient.

Amendment

The board of directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of an Award holder without his or her permission.

Adjustments

In the event of any change in the outstanding shares of Common Stock of First Place by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by First Place, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Award holder. All Awards under this Incentive Plan shall be binding upon any successors or assigns of First Place.

Nontransferability

Unless determined otherwise by the Committee, no Award under the Incentive Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee or Outside Director may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. The transfer or assignment of any Non-statutory Stock Options shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Options immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Options.

Shareholder Approval

No Incentive Stock Options granted under the Incentive Plan will be exercisable unless the Incentive Plan is approved by the shareholders.

No Grants of Awards Contemplated

The board of directors as of the date of this proxy statement has not made any determination or otherwise approved any grant of Awards under the Incentive Plan. Since First Place does not have any scheduled or required grants of Awards, no grants of Awards are currently contemplated by the board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE FIRST PLACE FINANCIAL CORP. 2004 INCENTIVE PLAN.

PROPOSAL 3. RATIFICATION OF FIRST PLACE INDEPENDENT AUDITORS

The independent auditors for the fiscal year ended June 30, 2004 were Crowe Chizek. With the recommendation of the Audit Committee, the board of directors has reappointed Crowe Chizek to continue as independent auditors for First Place Bank and First Place for the fiscal year ending June 30, 2005. Although the Bylaws of First Place do not require the submission of the selection of independent auditors to the shareholders for approval, the board of directors believes it is appropriate to give shareholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the board of directors will be bound by the shareholders’ vote at the Annual Meeting, but may take the shareholders’ vote into account in future determinations regarding the retention of an independent auditor.

The following aggregate fees were billed to First Place for professional services rendered by Crowe Chizek during the fiscal years ended June 30, 2004 and 2003:

	June 30, 2004	June 30, 2003
Audit fees (1)	$145,000	$99,000
Audit-related fees (2)	57,593	39,530
Tax fees (3)	130,297	41,253
All other fees (4)	—	—

Total Fees	$332,890	$179,783

(1)	Includes fees related to the consolidated financial audit of First Place, including quarterly reviews, review of Forms 10-Q and 10-K, and attestation of management reports on internal controls under FDICIA.
(2)	Includes fees related to review and discussion of the Form S-4 resulting from the merger with Franklin Bancorp, Inc. and the audit of the ESOP.
(3)	Includes fees for services performed related to the preparation of various federal, state and local income tax returns, and tax planning.
(4)	There were no fees or expenses billed for other services rendered by Crowe Chizek for each of the fiscal years.

The Audit Committee has adopted a policy for pre-approving all permissible services performed by Crowe Chizek. This policy requires the pre-approval of all services that may be provided by our independent auditors. All of the services provided by Crowe Chizek for the fiscal year ended June 30, 2004 were subject to this policy and were approved by the Audit Committee under this policy. The Audit Committee has determined that the fees paid to Crowe Chizek during the 2004 fiscal year are compatible with maintaining the auditor’s independence.

Representatives of Crowe Chizek will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Crowe Chizek and Company LLC as the independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS THE INDEPENDENT AUDITORS.

ADDITIONAL INFORMATION FOR FIRST PLACE SHAREHOLDERS

Shareholder Proposals

To be considered for inclusion in the proxy statement and the proxy card relating to the 2005 Annual Meeting of Shareholders, a shareholder proposal must be received by the corporate secretary at the address set forth on the Notice of Annual Meeting of Shareholders no later than May 30, 2005. Any such proposal will be subject to 17 C.F.R.§ 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

First Place Bylaws provide an advance notice procedure for a shareholder to properly bring business before an annual meeting of shareholders. The shareholder must give written advance notice to the corporate secretary not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by shareholders must include the shareholder’s name and address as they appear on the record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of common stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the board of directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require First Place to include in the proxy statement or the proxy card relating to an annual meeting any shareholder proposal, which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

The board of directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

A copy of the Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record upon written request to First Place Financial Corp., 185 East Market Street, Warren, Ohio 44481.

By Order of the Board of Directors

/s/ J. CRAIG CARR
J. Craig Carr
Secretary

Warren, Ohio
September 28, 2004

Appendix A

FIRST PLACE FINANCIAL CORPORATION

FIRST PLACE BANK

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. PURPOSE

The Audit Committee (the “Committee”) for First Place Financial Corporation (the “Corporation”) and First Place Bank (the “Bank”) is composed solely of directors who are independent of management and free from any relationship that would interfere with the exercise of independent judgment.

The primary function of the Audit Committee is to monitor the integrity of the financial statements of the Corporation, the accounting and financial reporting processes, the Corporation’s compliance with legal and regulatory requirements and the reviewing of the independence and performance of the Corporation’s internal auditors and independent certified public accountants or “independent accountants.” Consistent with this function, the Audit Committee will encourage continuous improvement of, and will foster adherence to, the Corporation’s policies, procedures and practices at all levels.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of at least three and up to six members as determined by the Board of Directors, each of whom shall be independent directors, in good standing and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director is not considered “independent” if the following has occurred:

•	The director has been employed by the Corporation, any subsidiary or an affiliate during the current year or any of the past three years;

•	The director who accepted or has an immediate family member who accepted compensation in excess of $60,000 from the Corporation, any subsidiary or any of its affiliates in the past fiscal year, other than compensation for Board service, payments arising solely from investments in the Corporation’s securities, compensation paid to a family member who is a non-executive employee, benefits under a tax qualified retirement plan, or non-discretionary compensation;

•	The director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation, any subsidiary or any of its affiliates as an executive officer;

•	The director is a partner in or a controlling shareholder or an executive officer of any organization to which the Corporation or any subsidiary made or from which the Corporation or any subsidiary received payments (other than those arising from investments in the Corporation’s securities or under non-discretionary charitable contributions matching programs) from property or services that exceed 5% of the Corporation’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

•	The director is employed as an executive of another entity where any of the Corporation’s or any subsidiary’s executives serve on that entity’s compensation committee; or

•	The director is or has an immediate family member who is a current partner of the Corporation’s outside auditor, or who was a partner or employee of the Corporation’s outside auditor who worked on the Corporation’s audit at any time during any of the past three years.

In addition, to be considered “independent”, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee:

•	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any subsidiary, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Corporation (provided that such compensation is not contingent in any way on continued service); or

•	Be an affiliated person of the Corporation or any subsidiary thereof.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and fundamental understanding of financial statements. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that rises to the level of such financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, to be in compliance with SEC regulations and be designated the “audit committee financial expert” as that term is defined in Item 401(h) of Regulation S-K. The audit committee financial expert will be disclosed in the Corporation’s annual report, in the annual meeting proxy statement or on such other SEC filing as may be required. If the audit committee does not have a financial expert, this information and the reason will be disclosed on the annual report, in the annual meeting proxy statement or on such other SEC filing as may be required. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or outside consultants.

The members of the Audit Committee shall be appointed by the Board at the annual organizational meeting and shall serve until their successors are duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee. Members of the Committee shall not have participated in the preparation of the financial statements of the Corporation or any subsidiary during any of the last three years.

III. PRACTICES

In carrying out its responsibilities, the Committee will adopt practices which will enable the Committee to best react to changing conditions and to ensure that the Corporation’s accounting and reporting practices, the system of internal controls, and the fiduciary activities conducted are in accordance with all requirements. The Committee shall have the authority to retain outside legal counsel, accounting or other consultants to advise the Committee.

IV. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate, and each time the Corporation proposes to issue a press release with its quarterly or annual earnings information. The Audit Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. In addition, the Committee should meet with management quarterly to review the Corporation’s financial reports.

The Committee will meet at least annually with the independent accountants in an executive session to discuss any matters that the Committee believes should be discussed privately. Executive session can be held with the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Senior Internal Auditor, general counsel, outside counsel, director of financial reporting, controller and anyone else as desired by the Committee.

V. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Review of Financial Information

1.	Review the Corporation’s annual financial statements. Such review should include major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation’s financial statements.

2.	Review the management letter and schedule of unadjusted differences provided by the independent accountants. The Committee will follow-up with management on outstanding audit issues reported by the independent accountants to come to a satisfactory resolution.

3.	Review significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements.

4.	Review with management or the independent accountants the interim annual financial report before it is filed with the Securities and Exchange Commission (SEC) or other regulators.

5.	Inquire of the CEO and CFO regarding the “quality of earnings” of the Corporation from a subjective as well as an objective standpoint.

6.	Require that the Auditor review the Corporation’s interim financial statements prior to filing the quarterly report on Form 10-Q. Discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the Auditor under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purpose of this review.

Independent Accountants (External Auditors)

7.	Select, engage, compensate, oversee and, where, appropriate, replace the independent certified public accountants (the “Auditor”), considering independence and effectiveness. Discuss with the Auditor the overall scope and plans for the audit including the adequacy of staffing and compensation and submit to management, the audit, non-audit, administrative and other fees and compensation to be paid to the Auditor by management on behalf of the Committee. Pre-approve any non-auditing services provided by the independent accountant. Receive an affirmation from the Auditor that it is accountable only to the Committee.

8.	On an annual basis, review and discuss with the independent accountants all significant relationships they have with the Corporation to determine the accountants’ independence and receive from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Corporation as required by ISB Standard No. 1.

9.	Review and evaluate the performance of the independent accountants and review with the Board of Directors any proposed discharge of the independent accountants.

10.	Review with the independent accountants, the controller of the Corporation, and the Senior Internal Auditor, the audit scope and plan of the internal auditors and the independent auditors. Address the coordination of audit efforts to assure the completeness of coverage, reduction of redundant efforts, and the effective use of audit resources. Review the Auditor’s assessment of the adequacy of internal control and the resolution of identified material weaknesses and reportable conditions.

11.	Review, separately and/or collectively (as determined by the Committee), with management and the independent accountants:

•	The Corporation’s annual financial statements and related footnotes;

•	The independent auditors’ audit of the financial statements and their report thereon;

•	The independent auditors’ judgments about the quality, not just the acceptability, of the Corporation’s accounting principles as applied in it’s financial reporting;

•	The effect of any regulatory and accounting initiates, as well as off-balance-sheet structures;

•	Any significant changes required in the independent auditors’ audit plan; and

•	Matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication With Audit Committees (AICPA, Professional Standards, vol. 1, AU sec. 380) as amended, related to the conduct of the audit.

12.	Resolve any significant difficulties, disputes or disagreements between management and the Auditor encountered during the audit.

13.	Ascertain that the lead or concurring audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the Corporation. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Corporation’s audit.

14.	Review with the independent accountants:

•	The adequacy of the Corporation’s internal controls including computerized information, system controls and security

•	Any related significant findings and recommendations of the independent auditors and internal audit services together with management’s responses thereto.

Other

15.	Review the appointment, replacement, reassignment, or dismissal of the external firm engaged to provide internal audit consulting services.

16.	Consider and approve, if appropriate, the major changes to the organization’s auditing and accounting principles and practices as suggested by the independent accountants, management or the internal audit department.

17.	Review and reassess this Charter annually, and recommend proposed changes to the Board for approval. In this review, the Audit Committee will also consider changes to the Charter that are necessary as a result of new laws or regulations.

18.	Review with the general counsel regulatory matters that, in the opinion of management, may have a material impact on the financial statements, related company compliance policies and programs, and reports received from regulators.

19.	Review with external firm engaged to provide internal audit consulting services:

•	Significant findings on internal audits during the year and management’s responses;

•	Any difficulties the firm encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

•	Any changes required in the scope of their internal audit;

•	The internal auditing department budget

•	Internal auditing’s compliance with the Institute of Internal Auditors’ (IIA’s) Standards for the Professional Practice of Internal Auditing (Standards).

20.	Review with each public accounting firm that performs an audit:

•	All critical accounting policies and practices used by the Corporation;

•	Off-balance sheet transactions, if any;

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Corporation, the ramifications of each alternative, and the treatment preferred by the Corporation.

21.	Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the Internal Auditor or the independent accountants.

22.	Inquire of management, Senior Internal Auditor and the independent accountants about significant risks or exposures facing the Corporation; assess the steps management has taken or proposes to take to minimize such risks to the Corporation; and periodically review compliance with such steps.

23.	Review, process and retain any complaints or other communications received by the Corporation’s General Counsel, an employee of the Corporation or the independent external auditor regarding accounting, internal accounting controls or auditing matters. Also, review, process and retain confidential, anonymous submissions by employees of the Corporation regarding questionable accounting or auditing matters.

24.	Conduct investigations as may be necessary into any matter brought to its attention that is within the scope of its duties, with the power to retain independent outside counsel or other professionals or consultants for this purpose if, in its judgment, that is appropriate.

25.	The Committee shall review incidents of internal fraud to determine their impact in relation to the financial reporting process and the overall systems of internal control.

26.	Review the procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters that may be submitted by any party internal or external to the organization. Review procedures for the confidential, anonymous submission by employees of the organization of concerns regarding questionable accounting or auditing matters.

27.	Review the Code of Conduct and Code of Ethics to ensure that it is adequate and up-to-date. Review with the Internal Auditor and the Corporation’s general counsel the results of their review of the monitoring of compliance with the Code of Conduct and Code of Ethics.

28.	Review the Audit Committee Report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

29.	Perform any other functions as assigned by law, this Charter, the Corporation’s By-laws and governing law, or as the Committee or the Board deems necessary or appropriate.

30.	The Committee shall keep minutes of its proceedings and submit the same to the Board for information or action at the next regularly scheduled meeting.

Appendix B

FIRST PLACE FINANCIAL CORP.

2004 INCENTIVE PLAN

First Place Financial Corp. (the “Holding Company”) hereby establishes the First Place Financial Corp. 2004 Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated. The purpose of the Plan is to promote the long-term success of the Holding Company and the creation of shareholder value by (a) encouraging officers, employees, directors and individuals performing services for the Holding Company or its Affiliates as consultants or independent contractors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications, and (c) linking officers, employees, directors, consultants and independent contractors directly to shareholder interests through ownership of the Holding Company. The Plan seeks to achieve this purpose by providing for Awards in the form of options to purchase shares of the Holding Company, restricted stock or stock appreciation rights.

1.	DEFINITIONS.

(a) “Affiliate” means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a “controlled group of corporations” shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

(b) “Alternate Option Payment Mechanism” refers to one of several methods available to a Participant to fund the exercise of a stock option set out in Section 11 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

(c) “Award” means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

(d) “Bank” means First Place Bank.

(e) “Board of Directors” or “Board” means the board of directors of the Holding Company or the Bank and Directors Emeritus of the Holding Company or the Bank.

(f) “Change in Control” means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners’ Loan Act of 1933, as amended (“HOLA”) and the Rules and Regulations promulgated by the Office of Thrift Supervision (“OTS”) (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 25% or more of the Bank’s or the Holding Company’s outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company’s shareholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means the Compensation Committee consisting of those members of the Board of Directors appointed to such committee or consisting solely of two or more members of the Compensation Committee who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

(i) “Common Stock” means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 15 hereof.

(j) “Date of Grant” means the effective date of an Award.

(k) “Disability” means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or her or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant’s lifetime.

(l) “Effective Date” means September 21, 2004, the effective date of the Plan.

(m) “Employee” means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

(n) “Employee Participant” means an Employee who holds an outstanding Award under the terms of the Plan.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exercise Price” means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

(q) “Fair Market Value” means, when used in connection with the Common Stock on a certain date, the last transaction price of the Common Stock quoted for such date by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the closing price reported by the New York Stock Exchange (“NYSE”) or any other stock exchange (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

(r) “Incentive Stock Option” means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

(s) “Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

(t) “Non-statutory Stock Option” means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

(u) “Option” means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

(v) “Outside Director” means a member of the Board of Directors or a Director Emeritus of the Holding Company or its Affiliates, who is not also an Employee.

(w) “Outside Director Participant” means an Outside Director who holds an outstanding Award under the terms of the Plan.

(x) “Participant(s)” means collectively an Employee Participant, an Outside Director Participant and/or a consultant or independent contractor/advisor Participant who hold(s) outstanding Awards under the terms of the Plan.

(y) “Performance Goal” is a specific condition or goal, which may be set by the Committee as a prerequisite to the vesting of a Stock Award in accordance with Section 9(b) hereof.

(z) “Retirement” with respect to an Employee Participant means termination of employment, which constitutes retirement under any tax-qualified plan maintained by the Bank. However, “Retirement” will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant, “Retirement” means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director’s intention to retire, except that an Outside Director Participant shall not be deemed to have “retired” for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Holding Company or the Bank.

(aa) “Stock Awards” are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

(bb) “Termination for Cause” shall mean, in the case of a Director, removal from the Board, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board, because of Participant’s personal dishonesty, incompetence, willful misconduct, conduct damaging the reputation of the Bank or the Holding Company, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or in the case of an employee without a written employment agreement with the Bank or Holding Company, any other grounds provided for under employment policies of the Bank or Holding Company in effect at the Effective Date or as amended from time to time.

1.	ADMINISTRATION.

(a) The Plan shall be administered by the Compensation Committee of the Board of Directors or such other committee the Board may designate. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

(b) Awards to Outside Directors of the Holding Company or its Affiliates, consultants or independent contractors shall be granted by the Board or the Committee, pursuant to the terms of this Plan.

3.	TYPES OF AWARDS AND RELATED RIGHTS.

The following Awards and related rights as described below in Paragraphs 6 through 12 hereof may be granted under the Plan:

(a)	Non-statutory Stock Options

(b)	Incentive Stock Options

(c)	Limited Rights

(d)	Stock Awards

4.	STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 1,000,000 shares. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having vested or without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

5.	ELIGIBILITY.

Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant Awards to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.	NON-STATUTORY STOCK OPTIONS.

The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees, Outside Directors, consultants or independent contractors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

(a) Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company’s Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

(b) Terms of Non-statutory Stock Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(b), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant’s Immediate Family, (ii) any trust solely for the benefit of members of the Participant’s Immediate Family, (iii) any partnership whose only partners are members of the Participant’s Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant’s Immediate Family, or (c) a transfer to the First Place Bank Community Foundation. For purposes of this Section 6(b), “Immediate Family” includes, but is not necessarily limited to, a

Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(b) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-statutory Stock Option or portion thereof, and approval to transfer or assign any Non-statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-statutory Stock Option or portion thereof. The transferee or assignee of any Non-statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-statutory Stock Option.

(c) NSO Agreement. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by an agreement (the “NSO Agreement”), which shall be subject to the terms and conditions of the Plan. No Award of Non-statutory Options under the Plan shall be effective until an executed NSO Agreement is delivered and accepted by a Participant.

(d) Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or service for any reason other than Disability, death or Termination for Cause, the Participant’s Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Non-statutory Stock Options shall be exercisable for a period of one year. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant’s employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant’s Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

7.	INCENTIVE STOCK OPTIONS.

The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

(a) Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary) (“10% Owner”), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

(b) Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant’s employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

(c) Terms of Incentive Stock Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The shares comprising each installment of the Incentive Stock Option may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

(d) ISO Agreement. The terms and conditions of any Incentive Stock Option granted shall be evidenced by an agreement (the “ISO Agreement”), which shall be subject to the terms and conditions of the Plan. No Award of Incentive Stock Options under the Plan shall be effective until an executed ISO Agreement is delivered and accepted by a Participant

(e) Termination of Employment. Unless otherwise determined by the Committee, upon the termination of an Employee Participant’s employment for any reason other than Disability, death or Termination for Cause, the Employee Participant’s Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of termination upon Retirement, such Incentive Stock Options shall be exercisable for a period of one year. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant’s employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant’s Incentive Stock Options shall expire immediately upon termination. No Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of Participant’s cessation of employment, other than on account of Disability or death. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

(f) Compliance with Code. The Incentive Stock Options granted under this Section 7 are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.	LIMITED RIGHT.

Simultaneously with the grant of any Option to an Employee or Outside Director, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

(a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

(b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 16 hereof.

9.	STOCK AWARD.

The Committee may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors (“Stock Awards”). The Stock Awards shall be made subject to the following terms and conditions:

(a) Payment of the Stock Award. The Stock Award may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

(b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

(c) Stock Award Agreement. The terms and conditions of any Stock Award shall be evidenced by an agreement (the “Stock Award Agreement”) which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

(i) the period over which the Stock Award will vest; and

(ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods.

(d) Certification of Attainment of the Performance Goal. No Stock Award or portion thereof that is subject to a performance goal is to be distributed to an Employee Participant until the Committee certifies that the underlying performance goal has been achieved, or in the case of an Outside Director Participant, until an independent third party presents a certification to the Board that the underlying performance goal associated with a Stock Award has been achieved.

(e) Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant’s employment or service for any reason other than Disability, death or Termination for Cause, the Participant’s unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant’s service due to Disability or death, all unvested Stock Awards held by such Participant, including any portion of a Stock Award subject to a performance goal, shall immediately vest and, in the event of the Participant’s Termination for Cause, the Participant’s unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

(f) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(ii) Unless determined otherwise by the Committee and except in the event of the Participant’s death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

(iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

(g) Accrual of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is distributed.

(h) Voting of Stock Awards. All shares of Common Stock, which have not vested, shall be voted by the Holding Company, taking into account the best interests of the recipients of Stock Awards.

10.	PAYOUT ALTERNATIVES.

Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

(a) Discretion of the Committee. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

(b) Payment in the form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

(c) Deferred Payments. The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.	ALTERNATE OPTION PAYMENT MECHANISM.

The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

(a) Cash Payment. The exercise price may be paid in cash or by certified check.

(b) Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

(c) Exchange of Common Stock.

(i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock but only in instances where the shares to be surrendered have been held by the Participant for a period of at least six (6) months.

(ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

12.	RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.

No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant’s services as an officer or other employee at any time.

Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

13.	AGREEMENT WITH GRANTEES.

Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board, and may describe or specify tax law considerations or applicable securities law considerations.

14.	DESIGNATION OF BENEFICIARY.

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant’s estate will be deemed to be the beneficiary.

15.	DILUTION AND OTHER ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

(c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.	TAX WITHHOLDING.

Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant. To the extent that the Holding Company permits withholding obligations to be met by the retention of Common Stock to which a Participant otherwise would be entitled pursuant to an Award, the fair market value of the Common Stock retained for such purpose shall not exceed the minimum required Federal, state and local tax withholding due upon exercise of the Award.

17.	AMENDMENT OF THE PLAN.

The Board may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan, or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation. In no event shall the Board of Directors without shareholder approval amend the Plan or shall the Committee amend an NSO Agreement or ISO Agreement in any manner that allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and re-grant of a new Option in exchange for the cancelled Option.

Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the Effective Date, and Awards may be granted as of or after the Effective Date and prior to termination of the Plan. The failure to obtain shareholder ratification which would provide for preferential tax treatment for Incentive Stock Options will not affect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified and approval by the requisite vote of the outstanding voting shares of the Holding Company, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

19.	TERMINATION OF THE PLAN.

The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant’s vested rights under a previously granted Award.

20.	APPLICABLE LAW.

The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

21.	DELEGATION OF AUTHORITY.

The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the Plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

IN WITNESS WHEREOF, First Place Financial Corp. has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the 21st day of September, 2004.

[CORPORATE SEAL]	FIRST PLACE FINANCIAL CORP.

September 21, 2004 Date	By:	/s/ W. Terry Patrick
W. Terry Patrick
Chairman of the Board

ADOPTED BY THE BOARD OF DIRECTORS:

September 21, 2004 Date	By:	/s/ J. Craig Carr
J. Craig Carr
Secretary

APPROVED BY SHAREHOLDERS:

__________________	By:
Date		Secretary

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY FIRST PLACE FINANCIAL CORP.

			For	With- held	For All Except

  ANNUAL MEETING OF SHAREHOLDERS

October 28, 2004 – 10:00 a.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints the proxy committee of the Board of Directors of First Place Financial Corp. (the “Company”), with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on Thursday, October 28, 2004, at 10:00 a.m. Eastern Time, at the Avalon Inn, 9519 East Market Street, Warren, Ohio, and at any and all adjournments thereof.

		1. The election of five (5) directors for terms of three (3) years each or until their successors are elected and qualified;	☐	☐	☐

A. Gary Bitonte, M.D., Earl T. Kissell, E. Jeffrey Rossi, William A. Russell and Robert L. Wagmiller

INSTRUCTION: To withhold your vote for any individual nominee, mark “For All Except” above and write that nominee’s name on the line provided below.

			For	Against	Abstain
		2. The approval of the First Place Financial Corp. 2004 Incentive Plan	☐	☐	☐

		3. The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the fiscal year ending June 30, 2005	☐	☐	☐

Please be sure to sign and date this Proxy in the box below.	Date

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND “FOR”THE TWO PROPOSALS.

This proxy is revocable at any time prior to the time of the vote at the Annual Meeting. This revocable proxy will be voted as directed, but if no instructions are specified on an executed proxy that is returned, then this proxy will be voted FOR the proposals. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxy committee of the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Shareholder sign above _________ Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

é    Detach above card, date, sign and mail in postage-paid envelope provided    é

FIRST PLACE FINANCIAL CORP.

The above signer acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders relating to the Annual Meeting.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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